Exhibit 10.2

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of September 30, 2004 (the “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (as amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement and the INTERCREDITOR AGREEMENT;

WHEREAS, GLDDC intends to merge (the “GLDDC Merger”) with and into Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company and a wholly-owned subsidiary of HOLDINGS (“Great Lakes LLC”), with Great Lakes LLC being the entity surviving the GLDDC Merger;

WHEREAS, the GLDDC Merger is permitted under the Agreement as long as (a) HOLDINGS will be in compliance with Sections 6.19 and 6.20 of the Agreement after giving effect to the GLDDC Merger and (b) each party to the GLDDC Merger is an INDEMNITOR; and

WHEREAS, TRAVELERS is willing to amend the Agreement and the INTERCREDITOR AGREEMENT as provided herein and, among other things, to confirm the validity of all outstanding BONDS upon the consummation of the GLDDC Merger, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

SECTION 1. DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

SECTION 2. AMENDMENTS TO AGREEMENT.

Subject to satisfaction of the conditions set forth in Section 4 of this Amendment, the Agreement is hereby amended as follows:

(a)           Section 1.1 of the Agreement is hereby amended to delete the definition of “GLDDC” in its entirety and to replace such definition with the following:

“GLDDC” means Great Lakes Dredge & Dock Company, a New Jersey corporation, and, upon the effectiveness of the GLDDC MERGER, thereafter means Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company.”

(b)           Section 1.1 of the Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“GLDDC MERGER” means the merger of Great Lakes Dredge & Dock Company, a New Jersey corporation, with and into Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company and the survivor of such merger.

“NET WORTH” means, at any date of determination, total stockholder’s equity as set forth on the most recently available annual consolidated balance sheet of HOLDINGS and its consolidated SUBSIDIARIES (excluding from the determination thereof the effects of any non-cash goodwill or other intangible asset impairment charges resulting from the application of SFAS No. 142).

(c)           Section 6.19 of the Agreement is hereby amended by deleting the reference therein to “$90,000,000” and in its place substituting “$82,500,000”.

SECTION 3.  ACKNOWLEDGEMENT WITH RESPECT TO THE GLDDC MERGER.

TRAVELERS hereby acknowledges and agrees, for the benefit of GLDDC, Great Lakes LLC, their respective AFFILIATES and each OBLIGEE, that, upon effectiveness of the GLDDC Merger, (a) each outstanding BOND shall continue to be valid, enforceable and in full force and effect and (b) any reference in any BOND to Great Lakes Dredge & Dock Company shall be deemed to be a reference to Great Lakes Dredge & Dock Company, LLC (as successor by merger to Great Lakes Dredge & Dock Company).

SECTION 4. CONDITIONS PRECEDENT.

This Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

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(a)           this Amendment duly executed by all parties hereto;

(b)           a supplement to the Second Preferred Fleet Mortgage duly executed by GLDDC in favor of TRAVELERS substantially in the form of Exhibit A attached hereto; and

(c)           the First Amendment to Intercreditor Agreement duly executed by all parties thereto other than TRAVELERS substantially in the form of Exhibit B attached hereto.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(a)           The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date; and

(b)           No EVENT OF DEFAULT has occurred and is continuing.

SECTION 6. GENERAL.

(a)           As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(b)           This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(c)           This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d)           HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of- pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

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IN WITNESS WHEREOF, this Amendment is executed by the parties on the day and date first set forth above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ William H. Hanson
	Name:	William H. Hanson
	Title:	President

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT]

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

TRAVELERS CASUALTY AND SURETY COMPANY

By:
Name:
Title:

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:
Name:
Title:

NORTH AMERICAN SITE DEVELOPERS, INC.

By:
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:
	Name:	Deborah A. Wensel
	Title:	Senior Vice President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	ATTORNEY-IN-FACT

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	ATTORNEY-IN-FACT